UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2021
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Financial results
On January 29, 2021, L3Harris Technologies, Inc. (“L3Harris”) issued a press release announcing, among other things, its results of operations and financial condition as of and for the fourth quarter and full fiscal year 2020 and its initial guidance for fiscal 2021, including for expected revenue, margin, earnings per diluted share from continuing operations, cash flow and share repurchases. The full text of the press release and accompanying financial tables is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Dividend rate and share repurchase authorization
On January 28, 2021, L3Harris issued a separate press release announcing that its Board of Directors had approved a twenty percent increase in L3Harris’ quarterly per share cash dividend rate from $0.85 to $1.02, commencing with the dividend to be declared for the first quarter of 2021, and a new $6 billion share repurchase authorization. The full text of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. The new $6 billion share repurchase authorization is in addition to the remaining unused authorization as of January 29, 2021 of approximately $210 million under L3Harris’ share repurchase program. L3Harris’ total $6.2 billion share repurchase authorization does not have a stated expiration date and authorizes open market purchases, private transactions, transactions structured through investment banking institutions and any combinations thereof. The timing and volume of share repurchases will depend on a number of factors, including L3Harris’ financial condition, capital requirements, cash flow, results of operations, future business prospects and other factors its Board of Directors may deem relevant. The timing, volume and nature of repurchases are subject to business and market conditions, applicable securities laws and other factors and are at L3Harris’ discretion and may be suspended or discontinued at any time without prior notice.

Non-GAAP Financial Measures
The press release furnished herewith as Exhibit 99.1 includes a discussion of non-GAAP financial measures (as defined below), including earnings per diluted share from continuing operations (“EPS”), adjusted earnings before taxes (“EBIT”), adjusted EBIT margin and adjusted free cash flow for the fourth quarters and full years of 2020 and 2019; organic revenue growth for the company, for the company excluding its Commercial Aviation Solutions and Public Safety sectors, and for its Space and Airborne Systems, Communications System and Aviation Systems segments for the fourth quarter and full-year 2020; segment operating income and margin for the Communication Systems segment for full-year 2020 and for the Aviation Systems segment for the fourth quarter and full-year 2020; and expected EPS, adjusted EBIT margin, adjusted free cash flow and organic revenue growth for 2021; in each case, adjusted for certain costs, charges, expenses, losses or other amounts as set forth in the reconciliations of non-GAAP financial measures included in the financial statement tables accompanying the press release. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). L3Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. L3Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze L3Harris business trends and to understand L3Harris performance. In addition, L3Harris may utilize non-GAAP financial measures as guides in forecasting, budgeting and long-term planning processes and to measure operating performance for some management compensation purposes. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.

The press release furnished herewith as Exhibit 99.1 also contains pro forma financial measures for full-year 2019, which combine the applicable actual GAAP results for the third and fourth quarters of 2019 (which occurred following the L3Harris merger) with the corresponding results for the first two quarters of 2019 (preceding the L3Harris merger) in the pro forma condensed combined income statement information (prepared in a manner consistent with Article 11 of Regulation S-X) included in the company’s Current Report on Form 8-K filed with the SEC on May 4, 2020. Adjusted pro forma financial measures are included among the non-GAAP financial measures described in the preceding paragraph and refer to the applicable prior-year pro forma financial measure as adjusted for certain costs, charges, expenses, losses or other amounts as set forth in the reconciliations of non-GAAP financial measures included in the financial statement tables accompanying the press release.

Item 8.01 Other Events.
The disclosure set forth above under Item 2.02 and 7.01 of this Current Report on Form 8-K in the paragraph related to the dividend rate and share repurchase authorization is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

                        EXHIBIT INDEX
     The following exhibit is furnished herewith:

99.1	Press Release, issued by L3Harris Technologies, Inc. on January 29, 2021 (furnished pursuant to Item 2.02 and Item 7.01).
99.2	Press Release, issued by L3Harris Technologies, Inc. on January 28, 2021 (furnished pursuant to Item 2.02 and Item 7.01).
101	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
By:	/s/ Jay Malave, Jr.
	Name:	Jay Malave, Jr.
	Title:	Senior Vice President and Chief Financial Officer

Date: January 29, 2021